Exhibit 10.29

POINT CADET COMPROMISE AND SETTLEMENT AGREEMENT

THIS AGREEMENT is made and entered on the 15th day of August, 2002, by and between the following parties—

the SECRETARY OF STATE for and on behalf of the State of Mississippi in his capacity as land commissioner for the State of Mississippi and as trustee of the Public Trust for Tidelands and Submerged Lands (STATE);

the CITY OF BILOXI, a municipal corporation (CITY);

the BOARD OF TRUSTEES OF STATE INSTITUTIONS OF HIGHER LEARNING in its own capacity and on behalf of the University of Southern Mississippi, the Gulf Coast Research Laboratory, and the J. L. Scott Marine Education Center (collectively IHL); and

ISLE OF CAPRI CASINOS, INC. and RIVERBOAT CORPORATION OF MISSISSIPPI, a Mississippi corporation, doing business as the Isle of Capri Casino (ISLE).

WHEREAS, STATE, CITY, IHL and ISLE desire to resolve long-standing, conflicting claims and disputes in and to the following described property, in the City of Biloxi, Second Judicial District of Harrison County, Mississippi:

Said property is bounded on the North by U. S. Highway 90, also known as East Beach Boulevard; on the West by an extension into the Gulf of Mexico of the east line of Lot 3, Block 4 of the Summerville Addition, a subdivision in the City of Biloxi, a map or plat of said subdivision being of record in the Office of the Chancery Clerk of Harrison County, Mississippi; on the South and East by the Gulf of Mexico and/or Mississippi Sound and the Bay of Biloxi, LESS AND EXCEPT the property covered and described in the Sublease and Agreement by and between, Casino Parking, Inc., Covacevich Yacht & Sail, Inc. and the City of Biloxi on September 24, 1993, a Recording Memorandum being of record in Book 263, Page 97, in the Office of the Chancery Clerk of Harrison County, Second Judicial District.

(Hereinafter referred to as POINT CADET PROPERTY, which is designated by cross-hatching on the plat on Exhibit A attached hereto.)

AND WHEREAS, upon entry into the Union in 1817, the State of Mississippi became the sovereign owner for the use and benefit of the people of all water bottoms and submerged lands and all lands within the ebb and flow of the tide and up to the line of mean high tide, said lands being commonly known as public trust tidelands and submerged lands;

AND WHEREAS, the State of Mississippi’s title to and ownership of the public trust tidelands may not be alienated or otherwise affected by avulsion or by filling or other artificial or non-natural means;

AND WHEREAS, the State of Mississippi asserts that POINT CADET PROPERTY was public trust tidelands at the time of statehood and has at all times since remained public trust tidelands;

AND WHEREAS, by various agreements, deeds and condemnation proceedings, CITY has acquired rights and claims to rights to a portion of POINT CADET PROPERTY generally lying west of a line described as a southward extension of the West line of Lot 4 Block 5 of the Summerville Addition of the City of Biloxi, and CITY likewise claims ownership of said westerly part of POINT CADET PROPERTY; CITY also claims leasehold interests in some of POINT CADET PROPERTY lying east of such southerly line extension;

AND WHEREAS, IHL acquired rights and claims to rights to a portion of POINT CADET PROPERTY generally lying East of a line described as the southward extension of the West line of Lot 4 Block 5 of the Summerville Addition of the City of Biloxi, by three Quitclaim Deeds from the United States of America filed in the Land Records of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi:

Quitclaim dated November 1, 1973 in Book 44, Pages 374-386,

Quitclaim dated March 27, 1973 in Book 38, Pages 449-459 and

Quitclaim dated June 2, 1966 in Book 570, Pages 536-547.

IHL likewise claims ownership of said easterly part of POINT CADET PROPERTY;

AND WHEREAS, ISLE does not claim any fee ownership of POINT CADET PROPERTY, but does hold leasehold interests in POINT CADET PROPERTY on which it operates its business;

AND WHEREAS, unresolved disputes arising from conflicting claims in and to POINT CADET PROPERTY have been an impediment to further development and the financing of development upon POINT CADET PROPERTY;

AND WHEREAS, believing it is in their best interests, STATE, CITY, IHL and ISLE desire to amicably resolve said disputes, and so avoid the financial costs, loss of time and the danger of loss of possession of property which would inevitably result from potentially protracted litigation, and to enable continued use and development in a planned and orderly fashion without the uncertainties, added expense and delays caused by uncertain titles and the possibility of litigation.

NOW THEREFORE, in consideration of the premises and of the interests hereinbefore identified and in recognition of the benefits hereunder flowing to each party under this AGREEMENT, STATE, CITY, IHL and ISLE, each intending to be bound by the entirety of this AGREEMENT, hereby agree as follows:

I.	Definitions

(1)	STATE LEASES shall mean and include the following tidelands leases—

(a) Lease from the Secretary of State to City of Biloxi dated July 15, 1988, of record in Book 197, Page 531, in the office of the Chancery Clerk of Harrison County, Second Judicial District, together with any additional amendments thereto, covering the property designated by cross-hatching on the plat on Exhibit B attached hereto;

(b) Lease from the Secretary of State to City of Biloxi dated July 15, 1988, of record in Book 197, Page 546, in the office of the Chancery Clerk of Harrison County, Second Judicial District, and Addendum to said lease dated April 26, 1995, of record in Book 283, Page 369, in the office of the Chancery Clerk of Harrison County, Second Judicial District, together with any additional amendments thereto, covering the property designated by cross-hatching on the plat on Exhibit C attached hereto;

(2)	IHL LEASE shall mean and include the following lease—

(a) Lease from the Board of Trustees of State Institutions of Higher Learning for and on behalf of the Gulf Coast Research Laboratory to Point Cadet Development Corporation dated December 2, 1985, of record in Book 165, Page 351, in the office of the Chancery Clerk of Harrison County, Second Judicial District, and First Addendum to Lease dated August 9, 1988, of record in Book 199, Page 275, in the office of the Chancery Clerk of Harrison County, Second Judicial District, together with any additional amendments thereto, covering the property designated by cross-hatching on the plat on Exhibit D attached hereto;

(3)	CITY LEASES shall mean and include the following leases—

(a) Lease from Point Cadet Development Corporation to Seventy-Six, Inc. dated May 12, 1986, of record in Book 177, Page 455, in the office of the Chancery Clerk of Harrison County, Second Judicial District; Addendum to lease dated August 1, 1992, of record in Book 246, Page 502, in the office of the Chancery Clerk of Harrison County, Second Judicial District; Second Addendum to lease dated April 13, 1994, of record in Book 275, Page 559, in the office of the Chancery Clerk of Harrison County, Second Judicial District; Third Addendum to lease dated April 26, 1995, of record in Book 283, Page 315, in the office of the Chancery Clerk of Harrison County, Second Judicial District; Renewal of said lease for additional term of 5 years beginning July 1, 1999, together with any additional amendments and restatements to said lease and all renewals and extensions as provided therein, said lease generally referred to as the “CASINO LEASE,” covering the properties designated by cross-hatching on the plat on Exhibit E attached hereto.

(b) Lease from the City of Biloxi, Mississippi to Riverboat Corporation of Mississippi dated April 13, 1994, a recording memorandum of which is of record Book 275, Page 570, in the office of the Chancery Clerk of Harrison County, Second Judicial District; First Amendment to Lease dated April 26, 1995, of record in Book 283, Page 349, in the office of the Chancery Clerk of Harrison County, Second Judicial District; together with any additional amendments and restatements to said lease and all renewals and extensions as provided therein, said lease generally referred to as the “HOTEL LEASE,” covering property designated by cross-hatching on the plat on Exhibit F attached hereto.

(c) The proposed ILSE lease covering NEW TRACT A and NEW TRACT B as described in Section V of this AGREEMENT.

(4)

BERTH RENTAL AGREEMENT shall mean the Amendment and Restatement of Berth Rental Agreement dated May 12, 1992 between Biloxi Port Commission (BPC) and ISLE, as amended by the Second Amendment to Berth Rental Agreement between BPC and ISLE dated August 13, 1996, and the Third Amendment to Berth Rental Agreement dated December 14, 1999, between BPC and ISLE, as it may from time to time be further amended, modified, supplemented, restated, renewed or extended, covering the property designated by cross-hatching on the plat on Exhibit G attached hereto.

(5)	ACCESS LEASE shall mean the Agreement dated November 3, 1997, between ISLE and IHL, as extended, covering the ACCESS TRACT.

(6)	ACCESS TRACT shall mean the property designated by cross-hatching on the plat on Exhibit H attached hereto.

(7)	SCOTT LEASE shall mean the lease from STATE and CITY to IHL described in Paragraph II(5) hereof.

(8)	SCOTT CENTER shall mean the Gulf Coast Research Laboratory / J. L. Scott Marine Education Center.

(9)	NEW TRACT A shall mean the property designated by Cross-hatching on the plat on Exhibit I attached hereto.

(10)	NEW TRACT B shall mean the property designated by cross-hatching on the plat on Exhibit J attached hereto.

(11)	PARK CONVERSION TRACT shall mean the property designated by cross-hatching on the plat on Exhibit K attached hereto.

(12)	BERTH EXPANSION TRACT shall mean the property designated by cross-hatching on the plat on Exhibit L attached hereto.

II.	Settlement

(1) As a resolution of the tidelands boundary issues between STATE and CITY and in consideration of the mutual covenants, promises, and revenue sharing provisions contained in Paragraph IV hereof, it is agreed that (i) the interest of CITY in the POINT CADET PROPERTY is a vested undivided one-third (1/3) interest; (ii) the interest of the State of Mississippi in the POINT CADET PROPERTY is a vested undivided two-thirds (2/3) interest; (iii) the undivided two-thirds (2/3) interest of the State of Mississippi encompasses the claim of STATE that the POINT CADET PROPERTY is Public Trust Tidelands, together with the claim of IHL under deeds from the United States of America identified hereinabove; (iv) that in lieu of litigating the claims of STATE, CITY and IHL to the POINT CADET PROPERTY, STATE, CITY and IHL agree to accept the benefits and obligations of this AGREEMENT and hereinafter be bound thereby; and (v) STATE and CITY shall hereafter hold and administer the POINT CADET PROPERTY according to the terms of this AGREEMENT.

(2) All future renewals, leases, assignments, easements, consents, waivers and other agreements including amendments and restatements thereto affecting POINT CADET PROPERTY or any interests therein must be executed jointly by STATE and CITY. Except with regard to IHL’s participation in the NEW MASTER PLAN provided for in Paragraph VI hereof, IHL hereby irrevocably appoints and authorizes STATE to act in its behalf for all intents and purposes concerning POINT CADET PROPERTY, including execution of any and all renewals, leases, assignments, easements, consents, waivers and other agreements including amendments and restatements thereto. In acting for IHL under this AGREEMENT, STATE will endeavor to maximize income for the benefit of IHL in executing any and all future renewals, leases, assignments, easements, consents, waivers and other agreements including amendments and restatements thereto affecting said property. Prior to execution of any such renewals, leases, assignments, easements, consents, waivers and other agreements including amendments and restatements, STATE will discuss such execution with IHL.

(3) STATE and CITY agree that POINT CADET PROPERTY shall be held as a tenancy in common as public trust property.

(4) STATE and CITY recognize that immediately prior to the execution of this AGREEMENT, IHL, an official body of the State of Mississippi, is in possession of a portion of POINT CADET PROPERTY generally lying east of a southward extension of the west line of Lot 4, Block 5 of the Summerville Addition of the City of Biloxi, a map or plat of said subdivision being of record in the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District subject however to the IHL LEASE, the ACCESS LEASE and the Intergovernmental Agreement between the Mississippi Commission on Natural Resources, IHL and CITY, as recorded in Land Deed Book 176, Page 369. IHL acknowledges that possession is held for the use and benefit of the Gulf Coast Research Laboratory and the property in its exclusive possession is currently occupied and used by the SCOTT CENTER.

(5) STATE and CITY will execute a lease to IHL for the use and benefit of the Gulf Coast Research Laboratory. The lease will cover that portion of POINT CADET PROPERTY situated generally east of a line described as the southward extension of the West line of Lot 4 Block 5 of the Summerville Addition of the City of Biloxi subject to existing leases on said property and LESS AND EXCEPT the property included in the IHL LEASE and designated by cross-hatching on that plat on Exhibit D attached hereto and NEW TRACT A and subject to (a) the right of ISLE to use ACCESS TRACT for surface parking and access to NEW TRACT A and property covered by CASINO LEASE, (b) public access for Point Cadet Marina and property shown on Exhibit D, and (c) the Intergovernmental Agreement between the Mississippi Commission on Natural Resources, IHL and CITY, as recorded in Land Deed Book 176, Page 369, in the Office of the Chancery Clerk of Harrison County, Second Judicial District. The rights of the ISLE under this provision shall be coextensive with the term of its lease on NEW TRACT A and CASINO LEASE. The purpose of SCOTT LEASE shall be limited to the use by the Gulf Coast Research Laboratory to further its mission and purposes and specifically for the operation and expansion of the SCOTT CENTER and/or other educationally sound programs, operations or facilities consistent with the NEW MASTER PLAN and all future amendments and updates to said plan. Any property included in the SCOTT LEASE that is subsequently developed under the NEW MASTER PLAN will be released from the SCOTT LEASE, and STATE and CITY will execute a new lease for such development purposes. Subject to Paragraph IV(6) hereof, rent under any such new leases for development purposes will be shared pursuant to IV(2) hereof. The SCOTT LEASE shall be exempt from any use or rental fees pursuant to MISS. CODE ANN. §29-15-13 and § 29-1-15. The term of the SCOTT LEASE shall be for 40 years with an option to renew for an additional 25 years, unless sooner terminated by the failure to use lease premises for the permitted purposes of the lease.

III.	Status of Existing Leases and Obligations of the Parties Thereunder

(1) Upon execution and court approval of this AGREEMENT, (i) IHL and CITY shall execute a full release and termination of IHL LEASE effective as of the date of court approval of this AGREEMENT, and (ii) STATE, IHL, CITY and ISLE recognize that the ACCESS LEASE expires by its own terms. Thereafter the right of IHL to occupy any part of POINT CADET PROPERTY and to receive payments shall be governed by this AGREEMENT.

(2) Notwithstanding the termination of IHL LEASE, but subject to the limitations contained in Paragraph IV(6) of this AGREEMENT, CITY shall pay to IHL each year to December 31, 2085 a sum equal to one-hundred twenty-five thousand and no/100 dollars ($125,000.00) less the amount of any payments to IHL made pursuant to Section IV hereof. CITY and IHL shall enter an agreement regarding the time and manner of making the payment provided for in this paragraph and shall advise the Secretary of State regarding the disbursement from the “Point Cadet Leasing Fund” of IHL’s share of rent under Section IV hereof.

(3) Promptly after execution and court approval of this AGREEMENT, (i) STATE, CITY and ISLE shall execute amendments to CITY LEASES removing the lease provision requiring ISLE to pay all rents under IHL LEASE beginning in the year 2016 and removing the lease provision requiring ISLE to pay one-half of rents under STATE LEASES, and otherwise deleting references therein to IHL and IHL LEASE; (ii) the CITY LEASES shall also be amended to extend the terms as being capable of running through December 31, 2085 (including through the exercise of options by ISLE in its discretion) and to change the place for payment of rents thereunder consistent with Paragraph VIII hereof; (iii) the terms of the STATE LEASES shall be amended so that the terms thereof are 40 years from the effective date of this AGREEMENT, with an option to renew for an additional 25 years; and (iv) STATE, CITY and ISLE agree to amend existing easements as necessary or appropriate to accommodate the dredging, landfilling, wharfing and construction as contemplated by the cross-hatching on the plat on Exhibit L attached hereto. STATE, CITY and ISLE also shall be entitled to otherwise amend the CITY LEASES upon mutual agreement.

(4) (a) In lieu of the rent provided in STATE LEASES, it is hereby agreed by STATE, CITY and ISLE that the annual rent to STATE for the “Public Trust Tidelands Fund” shall be five hundred thousand and no/100 dollars ($500,000.00) payable on or before June 30th of each year, beginning June 30, 2002, during the term of STATE LEASES. Said rent shall thereafter be adjusted every five years during the remaining term of STATE LEASES based on the All Urban Consumer Price Index-All Items (CPI) with the first adjustment effective beginning June 30, 2007 (for purposes of this paragraph, hereinafter referred to as “State Rent”). So long as ISLE is a tenant of POINT CADET PROPERTY, ISLE hereby agrees to pay the full amount of “State Rent” as set forth in this AGREEMENT. It is specifically agreed and understood that the terms of this paragraph setting the “State Rent” shall apply to all property covered and included in STATE LEASES whether or not a part of POINT CADET PROPERTY. It is acknowledged and agreed that, the rent obligation created in this Paragraph III(4) hereof is the only rent obligation of the ISLE to the STATE under the STATE LEASES. If the CITY LEASES are ever amended and restated and the STATE LEASES become subsumed or incorporated therein, then the substance of this paragraph shall be incorporated therein.

(b) However, in the event that STATE and CITY lease any portion of POINT CADET PROPERTY covered by STATE LEASES to a non-governmental entity other than an entity owned or controlled by ISLE (for purposes of this paragraph, hereinafter referred to as “Entity”), then each such lease shall provide that the “Entity” lessee shall be responsible for paying a portion of the “State Rent” to be calculated in the following manner: total number of square feet of property included in STATE LEASES covered in “Entity” lease divided by the total number of square feet covered by STATE LEASES multiplied by the “State Rent.” During the existence of any such “Entity” lease, the obligation of ISLE to pay the full amount of “State Rent” shall be reduced by that portion of “State Rent” required to be paid by “Entity” lessees under “Entity” leases. “Entity” leases shall further provide that at the beginning of the first year of any “Entity” lease having an effective date other than June 30 th, the “Entity” lessee shall reimburse ISLE for “Entity” lessee’s prorated share of “State Rent,” and in furtherance of such provision, “Entity” shall pay ISLE such prorated share of “State Rent” contemporaneously with the execution and deliver of the “Entity” lease. Thereafter, ISLE and each “Entity” lessee shall pay “State Rent” on or before June 30th of each year in the manner provided in Paragraph VIII hereof. CITY and STATE agree that the amount of “State Rent” is based upon the current commercial use of the site by the ISLE, and should the ISLE or a successor in interest to the ISLE no longer be contractually bound to pay this sum, then the STATE and the CITY agree to re-evaluate the amount of “State Rent” due based upon the use of the property at that time.

(5) STATE, CITY, IHL and ISLE acknowledge and recognize STATE LEASES and CITY LEASES, which shall remain binding in all of their terms and provisions, except as may be inconsistent with the terms of this AGREEMENT. In the event of a conflict between STATE LEASES and this AGREEMENT or CITY LEASES and this AGREEMENT, then the terms of this AGREEMENT shall control. Except as provided herein, all obligations and duties of any party to STATE LEASES and CITY LEASES shall remain the sole obligation and duty of each party in the same manner after this AGREEMENT as existed before this AGREEMENT. Unless otherwise expressly provided in herein, this AGREEMENT is not intended to and shall not be construed to cause another party to assume or share any duties or obligations under the existing leases that were not an obligation of the party prior to this AGREEMENT.

(6) Notwithstanding the provisions contained in Paragraph III(5) of this AGREEMENT, the parties to this AGREEMENT acknowledge and recognize the following agreements affecting parts of POINT CADET PROPERTY, insofar as said agreements otherwise remain in force and effect, in addition to the existing STATE LEASES and CITY LEASES:

(a) Intergovernmental Agreement between the Mississippi Commission on Natural Resources, IHL and CITY, as recorded in Land Deed Book 176, Page 369, of the land record in the Office of the Chancery Clerk of Harrison County, Second Judicial District;

(b) The unrecorded Concession Agreement dated September 30, 1987, between the Point Cadet Development Corporation and Juan Hebert, Danny Pitalo, and George Pitalo (d/b/a Marina Point, Inc.);

(c) The Marina Lease between the Point Cadet Development Corporation and the Biloxi Port Commission dated May 23, 1986, as recorded in Land Deed Book 176, Page 257; and as amended by an agreement dated November 17, 1986, which was recorded in Land Deed Book 179, Page 10, and by an agreement dated March 22, 1995, which was recorded in Land Deed Book 285, Page 115, of record in the Office of the Chancery Clerk of Harrison County Second Judicial District.

(d) Boardwalk Easement between CITY and Biloxi Port Commission dated February 10, 1989, and recorded in Land Deed Book 207, Page 42.

(e) A parking lot agreement styled Modification of Memorandum of Agreement between CITY and Biloxi Port Commission dated July 5, 1989;

(f) All agreements, contracts, or covenants either created by or incurred in conjunction with the issuance of bonds or any other form of secured financing which encumbers any portion of the POINT CADET PROPERTY or is secured by a pledge of either rents generated by or income created by any portion of the POINT CADET PROPERTY.

(g) Declaration of Shared Facilities Agreement dated April 26, 1995 by ISLE.

IV.	The Division of Rents under Existing and Future Leases

(1) From and after the effective date of this AGREEMENT, all rents due or to become due under the terms and provisions of existing CITY LEASES, or under any future amendments, restatements, extensions or renewals thereof, as well as under any new leases of the property included in CITY LEASES or any portion thereof, shall be divided and shared as follows:

(a) CITY will receive all rents up to an amount equal to two million seven hundred thirty-three thousand and no/100 dollars ($2, 733,000.00).

(b) All rents in excess of two million seven hundred thirty-three thousand and no/100 dollars ($2,733,000.00) will be divided as follows—

One-third (1/3) to STATE

One-third (1/3) to IHL

One-third (1/3) to CITY.

(2) All rents under any new leases of POINT CADET PROPERTY, or any portion thereof, other than new leases identified in Paragraph IV(1) hereof, shall be divided and shared as follows—

One-third (1/3) to STATE

One-third (1/3) to IHL

One-third (1/3) to CITY.

(3) The collection and disbursement of all rents under existing and future leases shall be made in accordance with Paragraph VIII hereof. This AGREEMENT upon court approval shall constitute notice to all obligated to pay rent of the change in rent collection procedures set forth in Article VIII hereof.

(4) The share of rents allocated to STATE under this AGREEMENT shall be paid over to the “Public Trust Tidelands Fund” upon disbursement from the “Point Cadet Leasing Fund” as defined in Article VIII of this AGREEMENT.

(5) The share of rents allocated to IHL will be dedicated to and used exclusively for the operation and expansion of SCOTT CENTER and/or other educationally sound programs, operations or facilities on POINT CADET PROPERTY upon disbursement from the “Point Cadet Leasing Fund” as defined in Article VIII hereof.

(6)(a) In the event that IHL abandons use of POINT CADET PROPERTY by the Gulf Coast Research Laboratory and SCOTT CENTER, and/or other educationally sound programs, operations or facilities, in lieu of rent provided in Paragraph IV hereof, IHL shall receive the sum of One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00) payable in ten (10) equal annual installments, and thereafter all rights of IHL under this AGREEMENT and the SCOTT CENTER LEASE will terminate. STATE shall be responsible for paying two-thirds (2/3) of said sum and CITY shall be responsible for paying one-third (1/3) of said sum.

(b) In the event operations of SCOTT CENTER and/or other educationally sound programs, operations or facilities on POINT CADET PROPERTY are impeded, impaired, disturbed or ceased due to Acts of God, civil disturbance, acts of war, or other events outside the control of IHL, IHL shall within one (1) year of the occurrence of such event elect whether to abandon use of Point Cadet Property pursuant to provisions of Paragraph IV(6)(a) hereof or whether to proceed under this Paragraph IV(6)(b) hereof. In the event IHL elects to proceed under this Paragraph IV(6)(b) hereof, then IHL shall: (i) continue to receive rents as provided in Paragraph IV hereof; (ii) construct, repair or rebuild the SCOTT CENTER or other educationally sound programs, operations or facilities on the POINT CADET PROPERTY; and (iii) complete the process of resuming operations on the POINT CADET PROPERTY within five (5) years, which period will be extended by STATE and CITY upon a showing by IHL of good faith effort to resume operations. In the event IHL does not resume operation of the SCOTT CENTER or other educationally sound programs, operations or facilities within said five (5) year period, or any extensions thereof, then all rights of IHL under this AGREEMENT and the SCOTT CENTER LEASE shall terminate, and the share of rent allocated to IHL under this AGREEMENT will thereafter be paid to STATE for the “Public Trust Tidelands Fund.”

(7) At the time provided in existing leases, ISLE will furnish STATE and CITY with detailed computations showing how rents were calculated. The computation detail shall show at a minimum, rent computations for each lease and shall detail gross gaming and non-gaming revenues under each lease. Such information shall be deemed and held as confidential, commercial, financial and proprietary. In addition, ISLE, at reasonable and mutually agreeable times, will make its financial records available to the STATE and CITY, in order to verify the accuracy of any rental payments on POINT CADET PROPERTY.

V.	Proposed ISLE Multi-level Parking Garage

(1) STATE, CITY and IHL find acceptable, and hereby consent to, the placement on the southerly part of NEW TRACT A of a parking garage having (i) parking on grade level and at least an additional five elevated parking levels, (ii) dimensions of approximately 260 feet by 310 feet +/-, and (iii) capacity for at least 1000 cars +/-, and having access thereto, all as generally depicted on the plat on Exhibit I-1 attached hereto. STATE, CITY and ISLE shall enter into a lease regarding NEW TRACT A and NEW TRACT B concerning development and operation by ISLE of such garage and other parking and hotel and related facilities, and also incorporating rights to and over the ACCESS TRACT (subject to Paragraph II(4) hereof).

(2) ISLE agrees that (i) within ninety (90) days after ISLE begins to use the new multi-level parking garage, ISLE will submit to CITY and STATE and IHL and applicable planning authorities in Harrison County, Mississippi, a plan to convert the PARK CONVERSION TRACT to a park area with green space, including some part thereof reserved for parking for park users, and (ii) following receipt of approvals from CITY, STATE and applicable authorities, ISLE will implement the plan (collectively, the “Conversion”); provided, that ISLE’s obligation to fund the Conversion shall not exceed $75,000. Provided, at all times there shall continue to be available to the public for use as parking for the Point Cadet Marina the same number of ground level parking spaces dedicated for that purpose as is now provided and available.

VI.	New Master Plan

(1) STATE, CITY, IHL and ISLE will work cooperatively to develop a NEW MASTER PLAN for the expansion of SCOTT CENTER and/or other educationally sound programs, operations or facilities and future development of POINT CADET PROPERTY. Each party will have an independent and equal voice in the development of the NEW MASTER PLAN and updates and amendments thereto. Proposed development under Paragraph V hereof may proceed in advance of the development of the NEW MASTER PLAN. The NEW MASTER PLAN will, in any event, permit hotels and retail and parking facilities on NEW TRACT A and NEW TRACT B.

(2) The development of the NEW MASTER PLAN will be funded by contributions of Sixty thousand and no/100 dollars ($60,000.00) each from STATE, CITY, IHL and ISLE. Each party shall designate two representatives to form a committee for development of the NEW MASTER PLAN.

VII.	ISLE Exclusivity

Notwithstanding anything in this AGREEMENT to the contrary, all parties acknowledge that (i) ISLE entered into other agreements identified herein (including without limitation, the CASINO LEASE and the BERTH RENTAL AGREEMENT) which grant certain exclusivity rights to ISLE; and (ii) ISLE would not enter into this AGREEMENT without the covenant (hereby agreed to by all parties) that the exclusivity provisions in those agreements shall be applicable to and binding upon all parties hereto and shall inure to the benefit of ISLE as if set out herein and shall apply to not just the POINT CADET PROPERTY, but also all waters contiguous, within or adjacent thereto where gaming or gambling is authorized under applicable law, and shall be referenced in any deed, lease, deed of trust, or other instrument of conveyance as assignment.

VIII.	Court Approval of this Agreement of Settlement and Compromise

(1) Upon execution of this AGREEMENT by all parties, said parties shall cooperate and use their best efforts to file an appropriate proceeding in the Chancery Court of the Harrison County, Second Judicial District, to obtain court approval of the terms and provisions of this AGREEMENT. The petition to the Court will include a request that the judgment of the Court approving the terms and provisions of this settlement include directions to the State Treasurer to create or designate a special fund called the “Point Cadet Leasing Fund” to be administered by the Secretary of State.

(2) Rents under STATE LEASES and CITY LEASES and any new leases of the POINT CADET PROPERTY, or any portion thereof, will be paid to the “Point Cadet Leasing Fund.” Disbursements from the “Point Cadet Leasing Fund” shall be made by the State Treasurer upon direction of the Secretary of State in accordance with the terms of this AGREEMENT. STATE and CITY shall enter an agreement establishing the manner and times for making disbursements from the “Point Cadet Leasing Fund.”

(3) STATE, CITY, IHL and ISLE hereby agree and stipulate that no resolution reached in this AGREEMENT will be used in any proceeding or litigation, either offensively or defensively, relating to any claim or interest involving any other property beyond the POINT CADET PROPERTY.

IX.	Miscellaneous

(1) IHL shall be solely responsible for obtaining release of any covenant contained in the deeds from the United States, necessary to accomplish the purpose of this AGREEMENT.

(2) ISLE shall be solely responsible for obtaining from its lenders or mortgagees any consents or approvals required for the ISLE to enter this AGREEMENT.

(3) Each party to this AGREEMENT shall be solely responsible and shall assume the defense of any claim arising under its chain of title.

(4) This AGREEMENT shall be binding on and inure to the benefit of the successors and assigns of the parties hereto.

(5) Point Cadet Development Corporation acknowledges the terms and conditions of this AGREEMENT and agrees to be bound hereby and to execute and deliver such other documentation as may from time to time be necessary or appropriate in furtherance of the terms hereof.

(6) The Attorney General of the State of Mississippi approves this AGREEMENT in his capacity as legal counsel for STATE and IHL.

(7) The parties hereto agree to amend this AGREEMENT from time to time to incorporate more specific descriptions of property and tracts depicted on the plats on exhibits attached hereto, as such descriptions become available.

(8) To the extent the rights, obligations, covenants and duties herein affect the use, possession, disposition, assignment, transfer, lease or encumbrance of real property, those rights obligations, covenants, and duties shall run with the land described herein as the POINT CADET PROPERTY.

X.	Effective Date of Agreement

This AGREEMENT shall take effect and shall be recorded with the Chancery Clerk of Harrison County, Second Judicial District following entry of a judgment of the Chancery Court of Harrison County, Second Judicial District.

STATE OF MISSISSIPPI, BY AND THROUGH ERIC CLARK, SECRETARY OF STATE AND ERIC CLARK, SECRETARY OF STATE, AS TRUSTEE OF THE PUBLIC TRUST TIDELANDS

By	/s/ Eric Clark
ERIC CLARK
Executed this the 12th day of August, 2002

BOARD OF TRUSTEES OF STATE INSTITUTIONS OF HIGHER LEARNING, FOR ITSELF AND ON BEHALF OF THE UNIVERSITY OF SOUTHERN MISSISSIPPI, THE GULF COAST RESEARCH LABORATORY, AND THE J. L. SCOTT MARINE EDUCATION CENTER

By	/s/ Bryce Griffis
BRYCE GRIFFIS, PRESIDENT
Executed this the 15th day of August, 2002

Attest	/s/ Thomas D. Layzell
THOMAS D. LAYZELL, COMMISSIONER OF HIGHER EDUCATION
Executed this the 15th day of August, 2002

CITY OF BILOXI

By	/s/ A. J. Holloway
A. J. HOLLOWAY, MAYOR
Executed this the 15th day of August, 2002

Attest	/s/ Brenda H. Johnston
BRENDA H. JOHNSTON, MUNICIPAL CLERK
Executed this the 15th day of August, 2002

ISLE OF CAPRI CASINOS, INC, A DELAWARE CORPORATION AND RIVERBOAT CORPORATION OF MISSISSIPPI, A MISSISSIPPI CORPORATION, DOING BUSINESS AS THE ISLE OF CAPRI CASINO

By	/s/
Name	John M. Gallaway
Office	President
Executed this the 15th day of August, 2002

Attest	/s/
Name	Rexford A. Yeisley
Office	Senior Vice President & CFO
Executed this the 15th day of August, 2002

APPROVED BY:

/s/ Ronnie Musgrove Governor
RONNIE MUSGROVE GOVERNOR
Executed this the 13th day of August 2002

MIKE MOORE, ATTORNEY GENERAL FOR THE STATE OF MISSISSIPPI IN HIS CAPACITY AS LEGAL COUNSEL FOR, ERIC CLARK, SECRETARY OF STATE AND BOARD OF TRUSTEES OF STATE INSTITUTIONS OF HIGHER LEARNING

By	/s/ Mike Moore
MIKE MOORE
Executed this the 13th day of August, 2002

POINT CADET DEVELOPMENT CORPORATION

By	/s/ A. J. Holloway
A. J. HOLLOWAY, PRESIDENT
Executed this the 15th day of August, 2002

Attest	/s/ Harold McDonald
HAROLD MCDONALD, SECRETARY
Executed this the 15th day of August, 2002

U.S. HIGHWAY 90
BROWN & MITCHELL, INC.
ISLE OF CAPRI CASINO
GRAPHIC SCALE

EXHIBIT A

POINT CADET PROPERTY

U.S. HIGHWAY 90
GRAPHIC SCALE

EXHIBIT B
TIDELANDS LEASE
TO CITY OF BILOXI – B

ISLE OF CAPRI CASINO

BROWN & MITCHELL INC.

U.S. HIGHWAY 90
GRAPHIC SCALE

EXHIBIT C
TIDELANDS LEASE
TO CITY OF BILOXI – C

BROWN & MITCHELL, INC.
Engineers & Environmental Consultants

ISLE OF CAPRI CASINO

LEASE PARCELS / BOUNDARY SURVEY

Sheet 1 of 1

U.S. HIGHWAY 90
GRAPHIC SCALE

EXHIBIT D

IHL LEASE - D

ISLE OF CAPRI CASINO

BILOXI, MISSISSIPPI

BROWN & MITCHELL, INC.

Engineers & Environmental Consultants

Sheet 1 of 1

MYRTLE STREET
U.S. HIGHWAY 90
BROWN & MITCHELL, INC.
ISLE OF CAPRI CASINO

EXHIBIT E

CASINO LEASE – E

U.S. HIGHWAY 90
GRAPHIC SCALE

BROWN & MITCHELL, INC.

ISLE OF CAPRI CASINO

EXHIBIT F

HOTEL LEASE — F

U.S. HIGHWAY 90
MYRTLE STREET
EXHIBIT 4
BERTH TRACT
ISLE OF CAPRI CASINO
BROWN & MITCHELL, INC.
Engineers & Environmental Consultants

U.S. HIGHWAY 90
GRAPHIC SCALE
BROWN & MITCHELL, INC.
Engineers & Environmental Consultants
ISLE OF CAPRI CASINO
BILOXI, MISSISSIPPI
LEASE PARCELS / BOUNDARY SURVEY
EXHIBIT
ACCESS TRACT

U.S. HIGHWAY 90
GRAPHIC SCALE

EXHIBIT

NEW TRACT "A"

BROWN & MITCHELL, INC.
Engineers & Environmental Consultants

ISLE OF CAPRI CASINO

LEASE PARCELS / BOUNDARY SURVEY

U.S. HIGHWAY 90
PARKING GARAGE
GAS TANK
GRAPHIC SCALE

EXHIBIT I-1
PROPOSED PARKING GARAGE

BROWN & MITCHELL, INC.
Engineers & Environmental Consultants

ISLE OF CAPRI CASINO

Sheet 1 of 1

U.S. HIGHWAY 90
GRAPHIC SCALE
BROWN & MITCHELL, INC.
Engineers & Environmental Consultants
ISLE OF CAPRI CASINO

EXHIBIT

NEW TRACT "B"

AUG-12-2002 MON 02:08 PM BMI BILOXI

U.S. HIGHWAY 90
GRAPHIC SCALE

EXHIBIT K
PARK CONVERSION TRACT

BROWN & MITCHELL, INC.
Engineers & Environmental Consultants

ISLE OF CAPRI CASINO

FAX NO.

U.S. HIGHWAY 90
WHARFING / FILLING
DREDGING
EXHIBIT L
GRAPHIC SCALE
ISLE OF CAPRI CASINO
BILOXI, MISSISSIPPI
BROWN & MITCHELL, INC.
Engineers & Environmental Consultants